UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
Form 8−K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):
November 19, 2014
_________________________

333-183223-09

(Commission File Number of registrant and issuing entity)

Honda Auto Receivables 2014-4 Owner Trust

(Exact name of registrant and issuing entity specified in its charter)

333-183223

(Commission File Number of registrant and depositor)

American Honda Receivables LLC

(Exact name of registrant and depositor as specified in its charter)

American Honda Finance Corporation

(Exact name of registrant and sponsor as specified in its charter)

____________________________________

Delaware	47-6527817
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

American Honda Receivables LLC

20800 Madrona Avenue Torrance, CA 90503

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (310) 781−4100

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On November 19, 2014, American Honda Receivables LLC (“AHR LLC”) and American Honda Finance Corporation (“AHFC”) entered into an Underwriting Agreement with Credit Suisse Securities (USA) LLC, BNP Paribas Securities Corp. and SMBC Nikko Securities America, Inc., each on behalf of itself and as a representative of the several underwriters (collectively, the “Underwriters”), for the issuance and sale of the notes of Honda Auto Receivables 2014-4 Owner Trust (the “Issuer”), a Delaware statutory trust established pursuant to a Trust Agreement dated October 1, 2014, to be amended and restated (the “Trust Agreement”) between AHR LLC and U.S. Bank Trust National Association, as owner trustee, in the following classes: Class A–1 0.22000% Asset Backed Notes (the “Class A–1 Notes”), Class A–2 0.58% Asset Backed Notes (the “Class A−2 Notes”), Class A−3 0.99% Asset Backed Notes (the “Class A–3 Notes”) and Class A–4 1.46% Asset Backed Notes (the “Class A–4 Notes”) (collectively, the “Notes”). The Notes have an aggregate principal balance of $1,000,000,000.

AHR LLC registered issuances of up to $15,000,000,000 principal amount of Asset Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by the Registration Statements on Form S−3 (Registration File No. 333−183223) filed with the Securities and Exchange Commission on August 10, 2012, including all amendments thereto, and as the same may be amended from time to time (the “Registration Statement”) relating to the registration of the Notes under the Act. It is anticipated that the Notes will be issued on or about November 26, 2014.

This Current Report on Form 8−K is being filed to satisfy an undertaking to file a copy of the Underwriting Agreement and form of Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Receivables Purchase Agreement, Administration Agreement and Control Agreement (as listed below) executed or to be executed in connection with the issuance of the Notes.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

1.1	Underwriting Agreement, dated November 19, 2014, among American Honda Receivables LLC, American Honda Finance Corporation, Credit Suisse Securities (USA) LLC, BNP Paribas Securities Corp. and SMBC Nikko Securities America, Inc.

4.1	Indenture, to be dated November 26, 2014, between Honda Auto Receivables 2014-4 Owner Trust and Citibank, N.A., as indenture trustee.

4.2	Amended and Restated Trust Agreement, to be dated November 26, 2014, between American Honda Receivables LLC and U.S. Bank Trust National Association, as owner trustee.

99.1	Sale and Servicing Agreement, to be dated November 26, 2014, among Honda Auto Receivables 2014-4 Owner Trust, American Honda Receivables LLC and American Honda Finance Corporation.

99.2	Receivables Purchase Agreement, to be dated November 26, 2014, between American Honda Finance Corporation and American Honda Receivables LLC.

99.3	Administration Agreement, to be dated November 26, 2014, among Honda Auto Receivables 2014-4 Owner Trust, American Honda Finance Corporation, American Honda Receivables LLC and Citibank, N.A., as indenture trustee.

99.4	Control Agreement, to be dated November 26, 2014, among American Honda Receivables LLC, Honda Auto Receivables 2014-4 Owner Trust, American Honda Finance Corporation, and Citibank, N.A., as indenture trustee, as assignee-secured party, and as securities intermediary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

American Honda Receivables LLC
Depositor

By: /s/ Paul C. Honda
Name: Paul C. Honda
Title: Treasurer
November 21, 2014

EXHIBIT INDEX

1.1	Underwriting Agreement, dated November 19, 2014, among American Honda Receivables LLC, American Honda Finance Corporation, Credit Suisse Securities (USA) LLC, BNP Paribas Securities Corp. and SMBC Nikko Securities America, Inc.

4.1	Indenture, to be dated November 26, 2014, between Honda Auto Receivables 2014-4 Owner Trust and Citibank, N.A., as indenture trustee.

4.2	Amended and Restated Trust Agreement, to be dated November 26, 2014, between American Honda Receivables LLC and U.S. Bank Trust National Association, as owner trustee.

99.1	Sale and Servicing Agreement, to be dated November 26, 2014, among Honda Auto Receivables 2014-4 Owner Trust, American Honda Receivables LLC and American Honda Finance Corporation.

99.2	Receivables Purchase Agreement, to be dated November 26, 2014, between American Honda Finance Corporation and American Honda Receivables LLC.

99.3	Administration Agreement, to be dated November 26, 2014, among Honda Auto Receivables 2014-4 Owner Trust, American Honda Finance Corporation, American Honda Receivables LLC and Citibank, N.A., as indenture trustee.

99.4	Control Agreement, to be dated November 26, 2014, among American Honda Receivables LLC, Honda Auto Receivables 2014-4 Owner Trust, American Honda Finance Corporation, and Citibank, N.A., as indenture trustee, as assignee-secured party, and as securities intermediary.